Exhibit 32

            CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND ACTING CHIEF
                                FINANCIAL OFFICER


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with quarterly report on Form 10-QSB of Distribution Management Services, Inc. (the "Company") for the quarter ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leo Greenfield, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

(1) The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


January 20, 2004                            /s/ Leo Greenfield
                                            ------------------------------
                                                  Leo Greenfield,
                                            Chief Executive Officer and
                                            Acting Chief Financial Officer